EX 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. ss. 1350, the undersigned officers of Third Avenue Variable Series Trust (the "Company"), hereby certify, to the best of each of his knowledge, that the Company's Report on Form N-CSR for the period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 24, 2005


    /s/  David M. Barse
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Name:    David M. Barse
Title:   Principal  Executive Officer


    /s/  Vincent Dugan
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Name:    Vincent Dugan
Title:   Principal Financial Officer




THIS CERTIFICATE IS FURNISHED PURSUANT TO THE REQUIREMENTS OF FORM N-CSR AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, OR OTHERWISE SUBJECT TO THE LIABILITY OF THAT SECTION, AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934.